THIS FIFTEENTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is made and entered into as of the 13th day of October 1995, by and among Telos Corporation, a Maryland corporation (formerly known as C3, Inc., a Maryland corporation), Telos Corporation, a California corporation (individually "Borrower" and collectively "Borrowers") and NationsBank, N.A., successor by merger to American Security Bank, N.A. (the "Bank" or "Agent").

                                   WITNESSETH:

         A. Borrowers, the Bank and the Agent entered into that certain Revolving and Reducing Senior Facility Credit Agreement, dated as of January 14, 1992 (the "Original Credit Agreement").

         B. Borrowers, the Bank and the Agent entered into an Agreement and Waiver dated as of July 20, 1992, an Amendment dated as of October 1, 1992, an Amendment dated as of January 15, 1993, an Amendment dated as of June 30, 1993, an Amendment dated as of August 31, 1993, an Amendment dated as of October 5, 1993, an Amendment dated as of December 31, 1993, an Amendment dated as of April 11, 1994, an Amendment dated as of June 8, 1994, an Amendment dated as of October 7, 1994, an Amendment dated as of January 5, 1995, an Amendment dated as of January 12, 1995, an Amendment and Waiver dated as of April 17, 1995, and an Amendment dated as of August 4, 1995, whereby Borrowers, the Agent and the Bank agreed, among other things, to amend certain provisions of the Original Credit Agreement (the Original Credit Agreement, as so amended, shall be hereinafter referred to as the "Credit Agreement").

         C.  Borrowers,  the Agent and the Bank now desire,  pursuant to Section
11.1 of the Credit Agreement, to amend certain other provisions of the Credit Agreement on the terms and conditions set forth below.

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

         Section 1. Definitions. All terms used in this Amendment and not otherwise defined shall have the meanings ascribed to such terms in the Credit Agreement.

         Section 2. Amendment to Definitions.
                    -------------------------
         (a) Pursuant to Section 11.1 of the Credit Agreement, Section 1.2 of the Credit Agreement is hereby amended by the addition of the following definitions in the appropriate place therein:

         "Investor   Notes:   collectively,   those  certain   Series  B  Senior

Subordinated Secured Notes Due October 1, 2000 and those certain Series C Senior Subordinated Unsecured Notes Due October 1, 2000, each dated October 13, 1995 and subordinated in right of payment in the manner and to the extent set forth in the Investor Subordination Agreement."

         "Investor Subordination Agreement: that certain Subordination Agreement dated as of October 13, 1995 among the Bank, Borrowers and each of the holders of the Investor Notes."

         (b) The definition of "Subordinated Debt" in the Credit Agreement is hereby amended to include the Investor Notes and any and all extensions, renewals, replacements, refinancings and refundings of the same. All references to "Subordinated Debt" in the Credit Agreement shall be deemed to include the debt evidenced by the Investor Notes and any such extensions, renewals, replacements, refinancings and refundings of the same.

         Section 3. Amendments Regarding Overadvance Amount.
                    ---------------------------------------
         (a)  Pursuant  to  Section  11.1  of  the  Credit  Agreement,   Section
2.1(a)(ii) is hereby deleted and amended in its entirety to read as follows:

         "The Commitment shall include an overadvance amount of $4,000,000 which amount shall be automatically reduced to $2,000,000 on February 1, 1996 (the "Overadvance Amount"). The Overadvance Amount is an incremental borrowing availability under the Commitment in addition to the Borrowing Base. The availability of Loans under the Overadvance Amount is subject to and conditioned upon the commencement of that certain Army contract #DAHC94-95-D-0010 and continued delivery order activity thereunder, as determined by the Bank in its sole discretion, based upon Borrowers' quarterly backlog reports and other information available to the Bank."

         (b) Pursuant to Section 11.1 of the Credit Agreement, the second sentence of Section 2.1(d) of the Credit Agreement is hereby deleted and amended in its entirety to read as follows:

         "Loans evidencing any or all of the Overadvance Amount shall mature on June 30, 1996 or on such earlier date on which the Loans evidencing the Overadvance Amount become due and payable as otherwise herein provided, whether by declaration of acceleration, optional or mandatory prepayment or otherwise (the "Overadvance Maturity Date")."

         Section 4. Additional Fees.
                    ---------------
         Pursuant to Section 11.1 of the Credit Agreement, Section 2.6 of the Credit Agreement is hereby amended by the addition of the following subsections
(k) and (l):

         "(k) Overadvance Extension Fee. On or before October 13, 1995, Borrowers shall pay to the Agent an overadvance extension fee equal to $25,000.

         (l) Underwriting Fee. On or before October 13, 1995, Borrowers shall pay to the Agent an underwriting fee equal to $10,000.

         Section 5. Amendment to Mandatory Prepayments.
                    ----------------------------------
         Pursuant to Section 11.1 of the Credit Agreement, Section 2.8 of the Credit Agreement is hereby amended by the addition of the following subsection
(f):

         "(f) At the option of the Agent, there shall be a mandatory prepayment of the Loans in full in the event that any prepayment, or any event which causes a prepayment, of all or any portion of the outstanding principal amount of the Investor Notes occurs, including, but not limited to: (i) the distribution and sale of common stock of either Borrower pursuant to an effective registration statement (some of the proceeds of which sale are available to such Borrower) in one or more public offerings (other than a registration statement on Form S-4 or Form S-8) which has been filed with the Commission and has become effective;
(ii) any sale of securities of either Borrower, which results in net cash proceeds to such Borrower in excess of $1,000,000, other than (A) obligations for borrowed money due within one year and (B) other obligations for money borrowed from the Bank and/or its successors, substitutes and participants and their respective assigns and any refinancing thereof; or (iii) any Merger. For purposes of this Section 2.8(f), "Merger" shall mean a merger consolidation or other combination to which either Borrower is a party, in which such Borrower is not a surviving corporation or which results in the acquisition of "beneficial ownership" of securities of such Borrower representing 50% or more of the total number of votes that may be cast for the election of directors by any "person" or "group" (as such terms are defined in Rule 13(d) promulgated under the Exchange Act), or a sale by such Borrower of all or substantially all of its assets."

         Section 6. Amendment to Negative Covenants.
                    -------------------------------
         (a) Pursuant to Section 11.1 of the Credit Agreement, Section 6.2 of the Credit Agreement is hereby amended by the addition of the following subsection

(j):

         "(j) the PP&E Lien referred to in the Investor Subordination Agreement, subject, however, to the prior approval by the Bank of any security agreement, collateral assignment, mortgage or other agreement or instrument giving rise to such Lien and all related documents and instruments, including, without limitation, financing statements.

         (b) Pursuant to Section 11.1 of the Credit Agreement, Article VI of the Credit Agreement is amended by the addition of the following Section 6.19:

         "6.19    Prior Approval of Security Agreements.
                  -------------------------------------
         Neither Borrower nor any Subsidiary shall enter into any security agreement collateral assignment, mortgage or other agreement, instrument or document (including, without limitation, financing statements) which gives rise to, creates or perfects a Lien against either Borrower or a Subsidiary, unless the Bank approves, in its sole discretion, the form and substance of such agreement, instrument or other document."

         Section 7. Amendment to Financial Covenants.
                    ---------------------------------
         (a) Pursuant to Section 11.1 of the Credit Agreement, Section 7.2 of the Credit Agreement is hereby deleted and amended in its entirety to read as follows:

         "7.2 Minimum Tangible Capital Funds. On a consolidated basis, Tangible Capital Funds shall not be less than the following during the periods described below:

                  Period                                 Required Amount
                  ------                                 ---------------
         October 13, 1995 through                          ($9,250,000)
                  December 30, 1995
         December 30, 1995 through                         ($8,500,000)
                  the Maturity Date"

         (b) Pursuant to Section 11.1 of the Credit Agreement, Section 7.4 is hereby deleted and amended in its entirety to read as follows:

         "7.4. Leverage Ratio. On a consolidated basis, the ratio of Total Liabilities minus Subordinated Debt to Net Worth plus Subordinated Debt will not at any time exceed 5.0 :1."

         Section 8. Confidentiality Provisions.
                    --------------------------
         In connection with this Amendment and the execution and delivery by Telos Corporation (formerly C3) of the Investor Notes, the Bank may request access to confidential opinions, analyses and advice furnished to Borrowers or their Board of Directors by outside accountants and other financial advisors. In the event that the Bank receives access to such information, the Bank agrees to keep such information in confidence and shall not disclose, communicate or divulge such information to any other party, and shall not use such information for any other purpose, except that the Bank may share such information, to the extent necessary or appropriate, with its outside legal counsel, auditors and regulators.

         Section 9. Conditions Precedent to the Effectiveness of this Amendment.
                    ------------------------------------------------------------
         The provisions of this Amendment are conditioned upon, and shall not become effective until the occurrence of, each of the following:

                           (a) Borrowers shall have delivered to the Agent certified corporate resolutions approving the transactions described herein, the form and substance of which shall be satisfactory to the Agent in its sole and absolute discretion.

                           (b) The Agent shall have received the opinion of Borrowers' counsel regarding the Investor Subordination Agreement, the form and substance of which shall be satisfactory to the Agent in its sole and absolute discretion.

                           (c) The Agent shall have received evidence of authority and incumbency for each of the holders of the Investor Notes, the form and substance of which shall be satisfactory to the Agent in its sole and absolute discretion.

                           (d) The Agent shall have received from Borrowers and/or their outside auditors assurances satisfactory to Agent, in its sole and absolute discretion, regarding the accounting treatment applicable to the Investor Notes and the payment obligations evidenced thereby.

                           (e) Borrowers shall have paid to the Agent all fees due and payable on and as of the date hereof.

                           (f) No litigation, proceeding or any other action shall have been filed, or threatened to be filed, by any party which challenges, seeks to enjoin, restrain or prohibit or to obtain damages in respect of or which is related to the transactions contemplated by this Amendment.




         Section 10. No Waiver.
                     ---------
         Notwithstanding execution of this Amendment and the extension of Loans by the Bank to Borrowers in accordance with the provisions hereof, neither the Bank nor the Agent is waiving, and shall not be deemed to have waived, any of their respective rights under any provisions of the Credit Agreement, the Note or the other Revolving Loan Documents. The Bank's or the Agent's failure to insist upon the strict performance of any term, condition, or other provision of the Credit Agreement, the Note or the other Revolving Loan Documents or to exercise any right or remedy hereunder or thereunder shall not constitute a waiver by the Bank or the Agent of any such term, condition or other provision or default or Event of Default in connection therewith.

         Section 11. Continued Effect of Credit Agreement.
                     ------------------------------------
         Except as specifically amended herein, the Credit Agreement is and shall continue to be in full force and effect and is hereby ratified and confirmed in all respects.

         Section 12. Counterparts.
                     ------------
         This Amendment may be executed in one or more counterparts, all of which shall be considered one and the same Amendment, and shall become effective when one or more of the same counterparts have been signed by each of the parties to this Amendment and delivered (by facsimile or otherwise) to the other parties, it being understood that each party need not sign the same counterpart.

         IN WITNESS WHEREOF, the Bank, the Agent, and Borrowers have each executed this Amendment as of the date first written above.

                                    NATIONSBANK, N.A.

                                    By:  /s/  Catherine S. Grimm
                                       ----------------------------
                                    Name:  Catherine S. Grimm
                                          -------------------------
                                    Title:            VP
                                          -------------------------

                                    NATIONSBANK, N.A., as the Agent

                                    By:  /s/  Catherine S. Grimm
                                       ----------------------------
                                    Name:  Catherine S. Grimm
                                          -------------------------
                                    Title:            VP
                                          -------------------------

                                    TELOS CORPORATION, formerly known as
                                    C3, Inc.

                                    By:  /s/  William L.P. Brownley
                                       ----------------------------
                                    Name:   William L.P. Brownley
                                          -------------------------
                                    Title:Vice President and General Counsel
                                          ----------------------------------

                                    TELOS CORPORATION

                                    By:  /s/  William L.P. Brownley
                                       ----------------------------
                                    Name:   William L.P. Brownley
                                          -------------------------
                                    Title:Vice President and General Counsel
                                          -----------------------------------